       As filed with the Securities and Exchange Commission on October 11, 1995
                                                Securities Act File No. 33-
                                        Investment Company Act File No. 811-7528
     ==========================================================================
                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                ____________________
                                    FORM N-2
               Registration Statement Under the Securities Act of 1933       /X/
                             Pre-Effective Amendment No.                     /_/
                            Post-Effective Amendment No.                     /_/

                                         and
           Registration Statement Under the Investment Company Act of 1940   /_/
                             Pre-Effective Amendment No.                     /_/
                           Post-Effective Amendment No. 7                    /X/
                           (Check appropriate box or boxes)
                                ____________________

               PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
                  (Exact Name of Registrant as Specified in Charter)
                         d/b/a Insured Municipal Income Fund
                             1285 Avenue of the Americas
                              New York, New York  10019
                       (Address of principal executive offices)
         Registrant's Telephone Number, including Area code:  (212) 713-2000
                                ____________________
                                GREGORY K. TODD, ESQ.
                        Vice President and Assistant Secretary
               PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
                             1285 Avenue of the Americas
                              New York, New York  10019
                       (Name and address of agent for service)
                                ____________________
                                     Copies to:
                                ROBERT A. WITTIE, ESQ
                               BENJAMIN J. HASKIN, ESQ.
                             KIRKPATRICK & LOCKHART LLP
                                 1800 M Street, N.W.
                               Washington, D.C.  20036
                           _______________________________

                  Approximate date of the proposed public offering:
      As soon as practical after this Registration Statement becomes effective.

                           _______________________________

              If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: /X/

              This Registration statement relates to the registration of 4,496,667 shares of common stock solely for market-making transactions. A fee of $100 is being paid at this time. Pursuant to Rule 429, this

     Registration Statement relates to shares previously registered on Form N-2 (File No. 33-58532).

                           _______________________________

              The registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

               PaineWebber Premier Insured Municipal Income Fund Inc.
                         d/b/a Insured Municipal Income Fund
                            Form N-2 Cross Reference Sheet


                                                                              Prospectus (As Previously Filed in Most Recent Post-
              Part A                                                          Effective Amendment to the Registration Statement on
           Item Number                          Caption                                 Form N-2 (File No. 33-58532))1/
           -----------                          -------                                 --------------------------------

                1             Outside Front Cover . . . . . . . . . . .    Outside Front Cover of Prospectus
                2             Inside Front and Outside Back Cover Page
                                                                           Inside Front and Outside Back Cover Page of Prospectus

                3             Fee Table and Synopsis  . . . . . . . . .    Fund Expenses

                4             Financial Highlights  . . . . . . . . . .    Financial Highlights
                5             Plan of Distribution  . . . . . . . . . .    Outside Front Cover; The Offering

                6             Selling Shareholders  . . . . . . . . . .    Not Applicable
                7             Use of Proceeds . . . . . . . . . . . . .    Use of Proceeds

                8             General Description of Registrant . . . .    Trading History; The Fund; Investment Objective and
                                                                           Policies; Insurance; Other Investment Practices; Special
                                                                           Leverage Considerations; Description of Capital Stock
                                                                           Management of the Fund; Custodian, Transfer and Dividend
                                                                           Disbursing Agent and Registrar; Description of Capital
                                                                           Stock

                9             Management  . . . . . . . . . . . . . . .    Management of the Fund; Custodian, Transfer and Dividend
                                                                           Disbursing Agent and Registrar; Description of Capital
                                                                           Stock
                10            Capital Stock, Long-Term Debt and Other
                              Securities  . . . . . . . . . . . . . . .    Special Leverage Considerations; Dividends and Other
                                                                           Distributions; Dividend Reinvestment Plan; Description
                                                                           of Capital Stock; Taxation

                11            Defaults and Arrears on Senior Securities
                                                                           Not Applicable
                12            Legal Proceedings . . . . . . . . . . . .    Not Applicable






     1/       Please see the enclosed description of the use in this
     Registration Statement of the contents of the aforementioned Post-
     Effective Amendment to the Registration Statement on Form N-2.

                                        - 3 -






                                                                           Statement of Additional Information (As Previously Filed
                                                                                in Most Recent Post-Effective Amendment to the
              Part B                                                                       Registration Statement on
           Item Number                          Caption                                 Form N-2 (File No. 33-58532))1/
           -----------                          -------                                ----------------------------------

                13            Table of Contents of the Statement of
                              Additional Information  . . . . . . . . .    Further Information
                14            Cover Page  . . . . . . . . . . . . . . .    Cover Page of Statement of Additional Information

                15            Table of Contents . . . . . . . . . . . .    Outside Back Cover Page of Statement of Additional
                                                                           Information

                16            General Information and History . . . . .    Not Applicable
                17            Investment Objective and Policies . . . .    Investment Policies and Restrictions; Hedging and
                                                                           Related Income Strategies; Portfolio Transactions

                18            Management  . . . . . . . . . . . . . . .    Directors and Officers
                19            Control Persons and Principal Holders of
                              Securities  . . . . . . . . . . . . . . .    Control Persons and Principal Holders of Securities

                20            Investment Advisory and Other Services  .
                                                                           Investment Advisory Arrangements; Independent Public
                                                                           Accountants; Management of the Fund (in Prospectus);
                                                                           Custodian, Transfer and Dividend Disbursing Agent and
                                                                           Registrar (in Prospectus)

                21            Brokerage Allocation and Other Practices
                                                                           Portfolio Transactions
                22            Tax Status  . . . . . . . . . . . . . . .    Taxes

                23            Financial Statements  . . . . . . . . . .    Financial Statements
















       1/       Please see the enclosed description of the use in this
       Registration Statement of the contents of the aforementioned Post-Effective Amendment to the Registration Statement on Form N-2.

              This registration statement registers 4,496,667 shares of the common stock of PaineWebber Premier Insured Municipal Income Fund Inc. ("Fund") in reliance on Rule 415 of Regulation C under the Securities Act of 1933. The shares registered hereby (the "N-14 Shares") have been previously registered on Form N-14 (File No. 33-82244) for distribution to shareholders of the PaineWebber Premier Intermediate Tax-Free Income Fund Inc. in connection with that investment company's tax-free reorganization into the registrant. The purpose of this registration statement is to allow the N-14 Shares to be offered from time to time in over-the-counter secondary market transactions by PaineWebber Incorporated, in its capacity as a dealer and secondary market-maker, at negotiated prices related to prevailing prices on the New York Stock Exchange, Inc. at the time of sale.

              All of the Fund's other outstanding shares currently are registered in connection with such secondary market transactions pursuant to Rule 415 on a previously filed Form N-2 (File No. 33-58532), as most recently amended by Post-Effective Amendment No. 2 thereto, which amendment became effective on August 1, 1995 (the "Current Registration Statement"). A supplement ("Supplement") to the prospectus contained in the Current Registration Statement was filed pursuant to Rule 497(e) on August 10, 1995.

              The contents of parts A, B and C of the Current Registration Statement and the contents of the Supplement are hereby incorporated herein by reference.



























                                        - 5 -






                                     SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 27th day of September, 1995.

                                       PAINEWEBBER PREMIER INSURED MUNICIPAL
                                       INCOME FUND INC.

                                       By: /s/ Gregory K. Todd
                                       ________________________________________
                                           Gregory K. Todd
                                           Vice President

              Each of the undersigned directors and officers of PaineWebber Premier Insured Municipal Income Fund Inc. ("Fund") hereby severally constitutes and appoints Victoria E. Schonfeld, Gregory K. Todd, Dianne E. O'Donnell, Arthur J. Brown, Elinor W. Gammon and Robert A. Wittie, and each of them singly, our true and lawful attorneys, with full power to them to sign for each of us, and in each of our names and in the capacities indicated below, any and all amendments to the registration statement of the Fund, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys to any and all amendments to said registration statement.

              Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated:

                       Signature                                  Title                         Date

       /s/ Richard Q. Armstrong                    Director                              September 27, 1995
       _________________________________________
               Richard Q. Armstrong
                                                   Director and Chairman of the
       /s/ E. Garrett Bewkes, Jr.                  Board of Directors                    September 27, 1995
       _________________________________________
               E. Garrett Bewkes, Jr.              Director


       _________________________________________
               Richard R. Burt
       /s/ Meyer Feldberg                          Director                              September 27, 1995
       _________________________________________
               Meyer Feldberg


                                        - 6 -






       /s/ John R. Torell, III                     Director                              September 27, 1995
       _________________________________________
               John R. Torell, III

       /s/ William D. White                        Director                              September 27, 1995
       _________________________________________
               William D. White
       /s/ Margo N. Alexander                      President (Chief Executive            September 27, 1995
       _________________________________________   Officer)
               Margo N. Alexander

       /s/ Julian F. Sluyters                      Vice President and Treasurer          September 27, 1995
       _________________________________________   (Principal Financial and
               Julian F. Sluyters                  Accounting Officer)


                                                                Sequential
                                                                Page Number
      Exhibit               Document Description

           a.  (i)      Articles of Incorporation [previously
                        filed as exhibit a(i) to Post-
                        Effective Amendment No. 2 to the
                        Registration Statement on N-2 filed
                        on June 15, 1995 (File No. 33-58532)]
               (ii)     Articles Supplementary dated August
                        5, 1993 [previously filed as exhibit
                        a(ii) to Post-Effective Amendment No.
                        2 to the Registration Statement on N-
                        2 filed on June 15, 1995 (File No.
                        33-58532)]

               (iii) Articles Supplementary dated November 28, 1994 [previously filed as exhibit a(iii) to Post-Effective Amendment No. 2 to the Registration Statement on N-2 filed on June 15, 1995 (File No. 33-58532)]

           b. Bylaws [previously filed as exhibit 2 to the Registration Statement on Form N-2 filed
               February 19, 1993 (File No. 33-58532)]
           c.  None

           d.  See Exhibit a. to this Registration Statement
           e. Dividend Reinvestment Plan [previously filed as exhibit 5 to pre-Effective No. 2 to the Registration Statement on Form N-2 filed may 27, 1993 (file No. 33-58532)]

           f.  None

           g.  Investment Advisory and Administration
               Contract [previously filed as exhibit g. to Post-Effective Amendment No. 1 to the
               Registration Statement on Form N-2 filed July
               25, 1994 (file No. 33-58532)]

                                                                Sequential
                                                                Page Number
      Exhibit               Document Description

           h.  (i)      Underwriting Agreement [previously
                        filed as Exhibit h.(i) to Post-
                        Effective Amendment No. 1 to the
                        Registration Statement on Form N-2
                        filed July 25, 1994 (file
                        No. 33-58532)].  The shares of the
                        common stock offered by the
                        Prospectus will be offered in order
                        to effect over-the-counter secondary
                        market transactions by PaineWebber in
                        its capacity as a dealer and
                        secondary market-maker and not
                        pursuant to any agreement with the
                        Fund.  Shares of the common stock
                        were originally issued in a public
                        offering pursuant to the Underwriting
                        Agreement as filed herewith.
               (ii)     Master Selected Dealer Agreement
                        [previously filed as Exhibit 8(b) to
                        Pre-Effective Amendment No. 2 to the
                        Registration Statement on Form N-2
                        filed May 27, 1993 (File
                        No. 33-58532)]

           i.  None

           j.  (i)      Custodian Agreement [previously filed
                        as Exhibit j. to Post-Effective
                        Amendment No. 1 to the Registration
                        Statement on Form N-2 filed July 25,
                        1994 (filed No. 33-58532)]
               (ii)     Letter Agreement between the Fund and
                        The Depository Trust Company dated
                        8/12/93 [previously filed as Exhibit
                        j.(ii) to Post-Effective Amendment
                        No. 2 to the Registration Statement
                        on Form N-2 filed on June 15, 1995
                        (File No. 33-58532)]

               (iii) Letter Agreement between the Fund and The Depository Trust Company dated 11/28/94 [previously filed as Exhibit j.(iii) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed on June 15, 1995 (File No. 33-58532)]

                                                                Sequential
                                                                Page Number
      Exhibit               Document Description

           k.  (i)      Transfer Agency Agreement [previously
                        filed as Exhibit k. to Post-Effective
                        Amendment No. 1 to the Registration
                        Statement on Form N-2 filed July 25,
                        1994 (File No. 33-58532)]
               (ii)     Broker-Dealer Agreement between
                        Bankers Trust Company and Goldman,
                        Sachs & Co. dated 8/12/93
                        [previously, filed as Exhibit k.(ii)
                        to Post-Effective Amendment No. 2 to
                        the Registration Statement on Form N-
                        2 filed on June 15, 1995, (File No.
                        33-58532)]

               (iii)    Broker-Dealer Agreement between
                        Bankers Trust Company and PaineWebber
                        Incorporated dated 8/12/93
                        [previously filed as Exhibit k.(iii)
                        to Post-Effective Amendment No. 2 to
                        the Registration Statement on Form
                        N-2 filed on June 15, 1995 (File
                        No. 33-58532)]

               (iv) Auction Agency Agreement between the fund and Bankers Trust Company dated 8/12/93 [previously filed as Exhibit k.(iv) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed on June 15, 1995 (File No. 33-58532)]
               (v)      Broker-Dealer Agreement between
                        Bankers trust company and Goldman,
                        Sachs & Co. dated 11/28/94
                        [previously filed as Exhibit k.(v) to
                        Post-Effective Amendment No. 2 to the
                        Registration Statement on Form N-2
                        filed on June 15, 1995 (File
                        No. 33-58532)]

               (vi)     Broker-Dealer Agreement between
                        Bankers Trust Company and PaineWebber
                        Incorporated dated 11/28/94
                        [previously filed as Exhibit k.(vi)
                        to Post-Effective Amendment No. 2 to
                        the Registration Statement on Form
                        N-2 filed on June 15, 1995 (File
                        No. 33-58532)]

                                                                Sequential
                                                                Page Number
      Exhibit               Document Description

               (vii) Auction Agency Agreement between the Fund and Bankers Trust Company dated 8/12/93 [previously filed as Exhibit k.(vii) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed on June 15, 1995 (File No. 33-58532)]
           l.  Opinion and consent of counsel (filed
               herewith)

           m.  None

           n.  Consent of Independent Auditors (filed
               herewith)
           o.  None

           p. Letter of Investment Intent [previously filed as Exhibit 15 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed on May 27, 1993 (File No. 33-58532)]
           q.  None